FSF Financial Corp.        Contact:  Donald A. Glas, Chief Executive Officer
                                     (320) 234-4501
                                     George B. Loban, President
                                     (651) 480-6020
                                     Richard H. Burgart, Chief Financial Officer
                                     (320) 234-4536


                                                 For Immediate Release
                                                 July 20, 2004

                   FSF Financial Corp. Announces Dividend and
               Operating Results for Third Quarter of Fiscal 2004

          Hutchinson, Minnesota (NASDAQ - "FFHH") - FSF Financial Corp. (FSF) today announced net income of $1,001,000 for the third quarter ended June 30, 2004, versus $1,626,000 for the same period in 2003. Diluted earnings per share for the quarter were $0.41, a decrease of $0.27 from $0.68 for the third quarter last year. The Company also announced a dividend of $0.35 to shareholders of record on July 30, 2004, payable on August 16, 2004.

          "Net income for the third quarter of fiscal 2004 represents a decrease of 38% over the same period last year," noted FSF Financial Corp.'s Co-Chairman and Chief Executive Officer, Donald A. Glas. "We have improvement in net interest margin, which has been offset by an increase in the provision for loan losses. Even though the provision for the three and nine month periods has increased, net loans charged off still remain at .44% of average loans. Professional fees have increased due to expenses incurred that are related to the pending merger with MidCountry Financial. Gains on sales of modified construction loans continue to have a positive impact on noninterest income," added Mr. Glas.

         FSF Financial Corp., a financial services company, has four affiliated companies. First Federal Bank is a federally chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has thirteen offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights
(2), Litchfield, St Cloud, Waconia, Waite Park and Winthrop, Minnesota. The Federal Deposit Insurance Corporation federally insures the Bank's deposits. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Homeowners Mortgage Corporation operates from offices in Vadnais Heights and Hastings, Minnesota. Firstate Investments provides non-insured financial products in three locations. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency with two locations.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                       At         At
                                                                    June 30,  September 30,
                                                                      2004      2003
                                                                  -------------------------
                                                             (in thousands, except share data)
                                    ASSETS
                                    ------
Cash and cash equivalents:
     Cash                                                         $   3,986    $   3,556
     Interest-bearing deposits                                       21,751       77,045
                                                                  ----------------------
          Total cash and cash equivalents                            25,737       80,601
Securities available for sale, at fair value:
     Equity securities                                                    -       12,009
     Mortgage-backed and related securities                          58,817       29,923
     Debt securities                                                 11,704       12,178
Restricted stock                                                      3,912        4,797
Loans held-for-sale                                                  17,036       17,122
Loans receivable, net                                               365,179      358,708
Foreclosed real estate                                                1,151        1,152
Accrued interest receivable                                           3,659        3,960
Premises and equipment                                                6,186        6,331
Goodwill                                                              3,883        3,883
Identifiable intangibles                                                911        1,014
Investment in life insurance                                          8,649        8,388
Other assets                                                          3,985        1,086
                                                                  ----------------------
          Total assets                                            $ 510,809    $ 541,152
                                                                  ======================

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
Liabilities:
     Demand deposits                                              $  85,999    $  69,684
     Savings accounts                                                78,836       86,666
     Certificates of deposit                                        216,060      234,665
                                                                  ----------------------
          Total deposits                                            380,895      391,015

     Federal Home Loan Bank borrowings                               72,000       93,000
     Advances from borrowers for taxes and insurance                    149          233
     Other liabilities                                                6,135        5,717
                                                                  ----------------------
          Total liabilities                                         459,179      489,965

Stockholders' equity:
     Serial preferred stock, no par value 5,000,000 shares
       authorized, no shares issued                                       -            -
     Common stock, $.10 par value 10,000,000 shares authorized,
       4,501,277 and 4,501,277 shares issued                            450          450
     Additional paid in capital                                      44,170       43,925
     Retained earnings, substantially restricted                     39,479       38,643
     Treasury stock at cost (2,114,879 and 2,156,540 shares)        (30,907)     (31,444)
     Unearned ESOP shares at cost (-0- and 7,643 shares)                  -          (76)
     Unearned MSP stock grants at cost                                 (475)        (484)
     Accumulated other comprehensive income                          (1,087)         173
                                                                  ----------------------
          Total stockholders' equity                                 51,630       51,187
                                                                  ----------------------
          Total liabilities and stockholders' equity              $ 510,809    $ 541,152
                                                                  ======================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)


                                                At             At
                                             June 30,      September 30,
Other Financial Condition Data:                2004           2003
                                             ---------------------------
     Tangible Net Worth (1)                  $46,836          $46,290
     Stockholder's equity to total assets      10.11%            9.46%
     Book value per share                    $ 22.02          $ 22.30
     Tangible book value per share (1)       $ 19.98          $ 20.17
     Non-performing assets:
          Non-accrual loans                  $ 6,133          $ 6,039
          Real estate owned                  $ 1,151          $ 1,152
                                             ------------------------
               Total non-performing assets   $ 7,284          $ 7,191
                                             ========================

(1) Tangible net worth is total stockholders' equity less goodwill and other intangible assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                        Three Months          Nine Months
                                                        Ended June 30,       Ended June 30,
                                                     --------------------------------------
                                                        2004       2003      2004      2003
                                                     --------------------------------------
                                                      (in thousands, except per share data)
Interest income:
     Loans receivable                                $ 6,712    $ 7,399   $20,137   $23,304
     Mortgage-backed and related securities              585        385     1,306     1,347
     Investment securities                               169        394       874     1,019
                                                     --------------------------------------
          Total interest income                        7,466      8,178    22,317    25,670

Interest expense:
     Deposits                                          1,611      2,293     5,166     7,485
     Borrowed funds                                      972      1,256     3,201     3,818
                                                     --------------------------------------
          Total interest expense                       2,583      3,549     8,367    11,303
                                                     --------------------------------------
          Net interest income                          4,883      4,629    13,950    14,367
     Provision for loan losses                           755        305     1,483       786
                                                     --------------------------------------
          Net interest income after provision for
            loan losses                                4,128      4,324    12,467    13,581
                                                     --------------------------------------
Noninterest income:
     Gain on sale of construction loans                  543        987     1,661     2,227
     Gain on sale of other loans- net                    229        282       508     1,474
     Gain on sale of available for sale securities         -          -       284         -
     Other service charges and fees                      437        461     1,122     1,275
     Service charges on deposit accounts                 664        663     1,849     1,873
     Commission income                                   341        303       966       895
     Other                                                88        102       294       265
                                                     --------------------------------------
          Total noninterest income                     2,302      2,798     6,684     8,009
                                                     --------------------------------------
Noninterest expense:
     Compensation and benefits                         2,772      2,793     8,329     8,500
     Occupancy and equipment                             502        449     1,473     1,256
     Data processing                                     262        254       760       744
     Professional fees                                   332        186       623       466
     Other                                               994        920     2,756     2,660
                                                     --------------------------------------
          Total noninterest expense                    4,862      4,602    13,941    13,626
                                                     --------------------------------------
          Income before provision for income taxes     1,568      2,520     5,210     7,964
Income tax expense                                       567        894     2,016     3,022
                                                     --------------------------------------
          Net income                                 $ 1,001    $ 1,626   $ 3,194   $ 4,942
                                                     ======================================

Basic earnings per share                             $  0.43    $  0.72   $  1.37   $  2.21
Diluted earnings per share                           $  0.41    $  0.68   $  1.30   $  2.09
Cash dividend declared per common share              $  0.35    $  0.30   $  1.05   $  0.90

Comprehensive income                                 $  (349)   $ 1,644   $ 1,934   $ 5,560
                                                     ======================================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                Three Months Ended June 30,
                                         ---------------------------------------------------------------------------
                                             2004                                  2003
                                         ---------------------------------------------------------------------------
                                                                   Interest                              Interest
                                             Average               Yields &        Average               Yields &
                                             Balance    Interest  Rates (1)        Balance    Interest   Rates (1)
                                         ---------------------------------------------------------------------------
                                                                   (dollars in thousands)
Assets:
     Construction loans                     $ 173,735   $ 3,431       7.90 %      $ 161,332   $ 3,290        8.16 %
     Other loans receivable (2)               207,304     3,281       6.33          237,040     4,109        6.93
     Mortgage-backed securities                56,583       585       4.14           39,795       385        3.87
     Investment securities (3)                 46,686       169       1.45           76,927       394        2.05
                                            -------------------                   --------------------
          Total interest-earning assets       484,308     7,466       6.17          515,094     8,178        6.35
                                                        ------------------                    -------------------
          Other assets                         29,925                                29,232
                                            ---------                             ---------
Total assets                                $ 514,233                             $ 544,326
                                            =========                             =========

Liabilities:
     Interest-bearing deposits              $ 383,618   $ 1,611       1.68 %      $ 394,890   $ 2,293        2.32 %
     Borrowings                                72,000       972       5.40           93,000     1,256        5.40
                                            -------------------                   -------------------
          Total interest-bearing
            liabilities                       455,618     2,583       2.27          487,890     3,549        2.91
                                                        ------------------                    -------------------
     Other liabilities                          6,422                                 6,742
                                            ---------                             ---------
          Total liabilities                   462,040                               494,632
Stockholders' equity                           52,193                                49,694
                                            ---------                             ---------

Total liabilities and stockholders'
  equity                                    $ 514,233                             $ 544,326
                                            =========                             =========

Net interest income                                     $ 4,883                               $ 4,629
                                                        =======                               =======
Net spread (4)                                                        3.90 %                                 3.44 %
Net margin (5)                                                        4.03 %                                 3.59 %
Ratio of average interest-earning assets
  to average interest-bearing
  liabilities                                    1.06X                                 1.06X

1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                  Nine Months Ended June 30,
                                         ------------------------------------------------------------------------------
                                             2004                                   2003
                                         ------------------------------------------------------------------------------
                                                                    Interest                               Interest
                                             Average                Yields &        Average                Yields &
                                             Balance     Interest   Rates (1)       Balance     Interest   Rates (1)
                                         ------------------------------------------------------------------------------
                                                                    (dollars in thousands)
Assets:
     Construction loans                     $ 169,611    $10,027        7.88 %     $ 159,446    $ 9,830        8.22 %
     Other loans receivable (2)               203,970     10,110        6.61         249,971     13,474        7.19
     Mortgage-backed securities                41,907      1,306        4.16          43,653      1,347        4.11
     Investment securities (3)                 75,909        874        1.54          61,912      1,019        2.19
                                            --------------------                   ---------------------
          Total interest-earning assets       491,397     22,317        6.06         514,982     25,670        6.65
                                                         -------------------                    -------------------
          Other assets                         30,111                                 29,426
                                            ---------                              ---------
Total assets                                $ 521,508                              $ 544,408
                                            =========                              =========

Liabilities:
     Interest-bearing deposits              $ 384,748    $ 5,166        1.79 %     $ 395,368    $ 7,485        2.52 %
     Borrowings                                78,843      3,201        5.41          93,934      3,818        5.42
                                            --------------------                   --------------------
          Total interest-bearing
            liabilities                       463,591      8,367        2.41         489,302     11,303        3.08
                                                         -------------------                    -------------------
     Other liabilities                          5,936                                  6,988
                                            ---------                              ---------
          Total liabilities                   469,527                                496,290
Stockholders' equity                           51,981                                 48,118
                                            ---------                              ---------

Total liabilities and stockholders'
   equity                                   $ 521,508                              $ 544,408
                                            =========                              =========

Net interest income                                      $13,950                                $14,367
                                                         =======                                =======
Net spread (4)                                                          3.65 %                                 3.57 %
Net margin (5)                                                          3.79 %                                 3.72 %
Ratio of average interest-earning assets
  to average interest-bearing
  liabilities                                   1.06X                                  1.05X

1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.